                                                                   EXHIBIT 10.38


                               ALTERA CORPORATION
                     NONQUALIFIED DEFERRED COMPENSATION PLAN


                            PLAN AND TRUST AGREEMENT
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998)

                                TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----
ARTICLE I -- PLAN ADMINISTRATION.................................................................2

ARTICLE II -- ELIGIBILITY, PARTICIPATION AND BENEFICIARY DESIGNATION.............................2

ARTICLE III -- PLAN CONTRIBUTIONS AND ALLOCATIONS................................................3

ARTICLE IV -- VESTING............................................................................4

ARTICLE V -- TRUST FUND..........................................................................5

ARTICLE VI -- GENERAL DUTIES OF THE COMMITTEE AND THE TRUSTEE....................................6

ARTICLE VII -- ALLOCATION OF TRUST INCOME OR LOSS................................................6

ARTICLE VIII -- PARTICIPANTS' ACCOUNTS...........................................................7

ARTICLE IX -- PAYMENTS TO A PLAN BENEFICIARY.....................................................8

ARTICLE X -- HARDSHIP WITHDRAWALS...............................................................10

ARTICLE XI -- TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO PLAN BENEFICIARIES WHEN COMPANY
              INSOLVENT.........................................................................11

ARTICLE XII -- INVESTMENT AND ADMINISTRATION OF TRUST FUND......................................12

ARTICLE XIII -- ACCOUNTING BY TRUSTEE...........................................................14

ARTICLE XIV -- RESPONSIBILITY OF TRUSTEE........................................................14

ARTICLE XV -- TAXES, EXPENSES AND COMPENSATION OF TRUSTEE.......................................15

ARTICLE XVI -- PROTECTION OF TRUSTEE............................................................16

ARTICLE XVII -- INDEMNIFICATION OF TRUSTEE......................................................17

ARTICLE XVIII -- RESIGNATION AND REMOVAL OF TRUSTEE AND LEGAL
                 COUNSEL........................................................................17

ARTICLE XIX -- DURATION AND TERMINATION OF TRUST AND AMENDMENT..................................18

ARTICLE XX -- MISCELLANEOUS.....................................................................18



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                               ALTERA CORPORATION

                NONQUALIFIED DEFERRED COMPENSATION PLAN AND TRUST

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998)



        THIS PLAN AND TRUST AGREEMENT, effective as of February 1, 1994, is hereby amended and restated in its entirety effective as of January 1, 1998 by and between Altera Corporation (the "Company"), acting on behalf of itself and any designated subsidiaries, and Charles Schwab and Company as trustee (the "Trustee"). Throughout, Company shall include wherever relevant any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity or investment interest, as determined by the Company.


                                    RECITALS:

        1. The Company maintains the Nonqualified Deferral Compensation Plan (the "Plan") for the benefit of a select group of management or highly compensated employees designated by the Company as well as members of the Company's Board of Directors (the "Board").

        2. Under the Plan, the Company is obligated to pay vested accrued benefits to Plan Participants and their beneficiary or beneficiaries ("Plan Beneficiaries"), from the Company's general assets.

        3. The Company has established an irrevocable trust (the "Trust") to which it contributes to meet its obligations under the Plan, and such contributions are held by the Trustee and invested, reinvested and distributed, all in accordance with the provisions of this Plan.

        4. The Company intends that amounts allocated to the Trust and the earnings thereon shall be used by the Trustee to satisfy the liabilities of the Company under the Plan with respect to each Participant for whom an Account has been established and such utilization shall be in accordance with the procedures set forth herein.

        5. The Company intends that the assets of the Trust shall at all times be subject to the claims of the general creditors of the Company as provided in
Article XI.

        6. The Company intends that the existence of the Trust shall not alter the characterization of the Plan as "unfunded" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and shall not be construed to provide income to the Participants under the Plan prior to actual payment of the vested accrued benefits thereunder.

        NOW THEREFORE, the Company does hereby establish the Plan and Trust as follows and does also hereby agree that the Plan and Trust shall be structured, held and disposed of as follows:


                                    ARTICLE I

                               PLAN ADMINISTRATION

        A. The Plan shall be administered by the Retirement Plans Committee of the Company (the "Committee"). Subject to the provisions in the Plan and to the specific duties delegated by the Board of Directors to such Committee, the Committee shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions. The Committee shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

                (1) discretionary authority to construe and interpret the terms of the Plan, and to determine eligibility and the amount, manner and time of payment of any benefits hereunder;

                (2) to prescribe procedures to be followed by Participants for purposes of Plan participation and distribution of benefits; and

                (3) to take such other action as may be necessary and appropriate for the proper administration of the Plan.

        B. The Committee may adopt such rules, regulations and bylaws and may make such decisions as it deems necessary or desirable for the proper administration of the Plan. Any rule or decision that is not inconsistent with the provisions of the Plan shall be conclusive and binding upon all persons affected by it, and there shall be no appeal from any ruling by the Committee that is within its authority, except as otherwise provided herein.


                                   ARTICLE II

             ELIGIBILITY, PARTICIPATION AND BENEFICIARY DESIGNATION

        A. Eligible Participants. The following categories of individuals who provide services to the Company ("Eligible Participants") shall be eligible to participate in the Plan: (i) employees who are designated as eligible to participate on the attached Exhibit A to this Plan; (ii) any other employee or category of employee that is designated by the Committee as eligible to participate in the Plan, and (iii) members of the Company's Board of Directors. The Committee reserves the right to modify the definition of Eligible Participants at any time. Any Eligible Participant who has commenced participation in the Plan shall be referred to in this Plan as a "Participant."



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        B. Participation. Each Participant may elect to commence participation in the Plan by completing an Altera Corporation Nonqualified Deferred Compensation Plan Deferred Compensation Agreement ("Deferred Compensation Agreement") within 30 days following the date on which the Committee gives such individual written notice that the individual is an Eligible Participant. Any Eligible Participant who does not execute a Deferred Compensation Agreement within the time periods described herein may nevertheless participate in the Plan commencing with Compensation paid in the next succeeding calendar year by filing an executed Deferred Compensation Agreement with the Committee before the beginning of such calendar year.

        C. Beneficiary Designation. Each Participant, prior to entering the Plan, shall designate a beneficiary or beneficiaries to receive the remainder of any interest of the Participant under the Plan. A Participant may change his or her beneficiary designation at any time on written notice to the Committee. Each beneficiary designation shall be in a form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime. Each beneficiary designation filed with the Committee will cancel all previously filed beneficiary designations. In the absence of a valid designation, or if no designated beneficiary survives the Participant, the Participant's interest shall be distributed to the Participant's estate.


                                   ARTICLE III

                       PLAN CONTRIBUTIONS AND ALLOCATIONS

        A. Participant Deferrals. Each Participant participating in the Plan shall execute a Deferred Compensation Agreement authorizing the Company to withhold a specific dollar amount or a percentage of the Participant's Compensation which would otherwise be paid to the Participant with respect to services rendered. Compensation shall be defined for purposes of the foregoing as the cash compensation payable to the Participant in connection with the Participant's services to the Company, including all amounts which a Participant elects to have the Company contribute on his behalf as a deferral contribution ("Compensation"). The deferral percentage is applied to Compensation after all other applicable payroll deductions have been applied. The Committee may, in its discretion, establish in the Deferred Compensation Agreement minimum and maximum levels of bonus and non-bonus compensation that may be deferred pursuant to the Plan. Compensation deferrals made by a Participant under this Plan shall be held as an asset of the Company.

        B. Election Changes. A Participant may, in such form as the Committee may prescribe, discontinue deferral of future compensation at any time; however, no other modifications to the Deferred Compensation Agreement may be made prior to the commencement of the calendar year following written notification to the Company of any desired modifications. The Committee has the power to establish uniform and nondiscriminatory rules and from time to time to modify or change such rules governing the manner and method by which Compensation deferral contributions shall be made, as well as the manner and method by which Compensation deferral contribution may be changed or discontinued temporarily or permanently. All Compensation deferral contributions shall be authorized by the Participant in writing, made by payroll deduction and deducted from the Participant's Compensation without reduction for any taxes or withholding (except to the extent required by law or the regulations). Notwithstanding the foregoing, each Participant shall remain liable for any and all employment taxes owing with respect to such Participant's Compensation deferral contributions.

        C. Cessation of Eligible Status. In the event a Participant ceases to be an Eligible Participant while also a participant in the Plan, such Participant may continue to make Compensation deferral contributions under the Plan through the end of the payroll period in which the Participant ceases to be an Eligible Participant. Thereafter, such Participant shall not make any further Compensation deferral contributions to the Plan unless or until he or she again meets the eligibility requirements of Article II above.

        D. Company Matching Contributions. As of the last day of each calendar year or such earlier time or times as the Committee may determine, the Company may make a matching contribution to the Trust in such amount as the Board shall specify.

        E. Company Discretionary Contributions. The Company may, in its sole discretion, make discretionary contributions to the Accounts of one or more Participants at such times and in such amounts as the Board shall determine.

        F. Allocations. The Compensation deferral contributions and any Company contributions made under the Plan on behalf of a Participant shall be credited to the Participant's Account. The Committee shall establish and maintain separate subaccounts as it determines to be necessary and appropriate for the proper administration of the Plan. Each Participant Account consists of the aggregate interest of the Participant under the Plan (and in the Trust Fund), as reflected in the records maintained by the Company for such purposes.


                                   ARTICLE IV

                                     VESTING

        A. Compensation Deferral Contributions. The value of a Participant's Account attributable to the Participant's Compensation deferral contributions shall always be fully vested and nonforfeitable.

        B. Company Contributions. The value of a Participant's Account attributable to any Company contributions pursuant to Article III.D and E shall vest in its entirety five (5) years after the date of the Company contribution to which such value relates, provided the Participant has remained in the continuous service of the Company throughout such five-year period. If the Participant's employment with the Company (or service on the Board, as applicable) terminates for any reason prior to the expiration of such five-year period, unless determined otherwise by the Board, no portion of the Participant's Account attributable to Company contributions occurring within the preceding five-year period shall be considered vested for purposes of this Plan. Upon termination of a Participant's employment with the Company for any reason, any portion of the Participant's Account that is not then vested (including allocable earnings, as determined by the Committee), shall be forfeited.


                                    ARTICLE V

                                   TRUST FUND

        A. Trust. The Company hereby establishes the Trust with the Trustee, consisting of such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. All such money and other property, all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein, shall constitute the "Trust Fund" or "Trust." The Trust Fund shall at all times be subject to the claims of general creditors of the Company as provided in Article XI.

        B. Grantor Trust. The Trust hereby established shall be irrevocable, but for the issuance by the Internal Revenue Service of unfavorable tax rulings on the status of the Trust as a grantor trust. Subject to Article XI, Trust assets shall be held for the exclusive purpose of providing vested accrued benefits to the Trust Beneficiaries and defraying expenses of the Trust in accordance with the provisions of this Plan. No part of the income or corpus of the Trust Fund shall be recoverable by or for the Company prior to the termination of the Trust and the satisfaction of all liabilities under the Plans.

        C. Assignment. No right or interest to receive accrued benefits from the Trust may be assigned, sold, anticipated, alienated or otherwise transferred by the Plan Beneficiaries.

        D. Trustee. The Trustee accepts the Trust established under this Plan on the terms and subject to the provisions set forth herein, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Plan.

        E. Trust Assets. The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes herein set forth. Neither the Plan Beneficiaries nor the Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time such assets are paid to a Plan Beneficiary as vested accrued benefits as provided in Article IX, and all rights created under the Plan and the Trust under this Plan shall be mere unsecured, contractual rights of the Participants against the Company.




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                                   ARTICLE VI

                 GENERAL DUTIES OF THE COMMITTEE AND THE TRUSTEE

        A. Committee Duties. The Committee will provide the Trustee with a copy of any future amendment to this Plan promptly upon its adoption. The Committee may from time to time hire outside consultants, accountants, actuaries, legal counsel or record keepers to perform such tasks as the Committee may from time to time determine.

        B. Trustee Duties. The Trustee shall manage, invest and reinvest the Trust Fund as provided in Article XII of this Plan. The Trustee shall collect the income on the Trust Fund, and make distributions therefrom, all as hereinafter provided.

        C. Company Contributions. While the Plan remains in effect, and prior to a Change in Control, as defined below, the Company shall make contributions to the Trust Fund at least once each quarter. The amount of any quarterly contributions shall be at the discretion the Company. At the close of each calendar year, the Company shall make an additional contribution to the Trust Fund to the extent that previous contributions to the Trust Fund for the current calendar year are not equal to the total of the Compensation deferrals made by each Participant plus Company matching contributions and discretionary contributions, if any, accrued, as of the close of the current calendar year. The Trustee shall not be liable for any failure by the Company to provide contributions sufficient to pay all accrued benefits under the Plan in full in accordance with the terms of this Plan.

        D. Department of Labor Determination. In the event that any Participants are found to be ineligible, that is, not members of a select group of management or highly compensated employees, according to a determination made by the Department of Labor, the Committee will take whatever steps it deems necessary, in its sole discretion to equitably protect the interests of the affected Participants.


                                   ARTICLE VII

                       ALLOCATION OF TRUST INCOME OR LOSS

        A. Determination of Net Income. As of each Valuation Date (as defined in
Article VII.D below), the Committee shall determine the net income or loss of the Trust Fund based on a statement from the Trustee of the receipts and disbursements of the Trust Fund since the immediately preceding Valuation Date and of the fair market value of the Fund as of the Valuation Date. If one or more separate investment funds have been established as provided in Article XII, each fund shall be valued separately on each Valuation Date and the net income or loss of each fund shall be allocated to each Account invested in such investment fund. In addition, self-directed accounts as defined under Article XII.B shall be valued according to Section C of this Article.

        B. Valuation. As of each Valuation Date and prior to any allocation of contributions and forfeitures to be made as of such date, the net income or loss of the Trust Fund since the immediately preceding Valuation Date, including net appreciation or depreciation and any expenses paid by the

Trust, shall be allocated to each Account in the ratio that the value, as of the immediately preceding Valuation Date of each such Account invested in the Trust Fund bears to the value, as of the immediately preceding Valuation Date, of all Accounts invested in the Trust Fund. If one or more separate investment funds have been established, the net income or loss of each fund shall be allocated to each Account invested in such investment fund in proportion to the value of each Account invested in such funds as of the immediately preceding Valuation Date. The Committee shall adopt suitable procedures to establish a proportionate crediting of Trust income or loss to those portions of Accounts in the case of contributions or hardship withdrawals that have occurred in the interim period since the immediately preceding Valuation Date.

        C. Valuation of Segregated Accounts. The portion of any Participants's Account invested on a segregated basis as provided in Article XII shall be valued separately on each Valuation Date and the net income or loss allocated to such Account shall be based on the assets, including income, gain, loss and/or other change in value of the assets constituting such portion of the Account.

        D. Valuation Dates. The Trust Fund, any separate investment funds and any segregated account shall be valued as of the last day of each calendar year and as of any other date the Company directs the Trustee to value the Trust Fund, as provided in Article VII.E.

        E. Special Valuation Dates at Committee Discretion. The Committee may direct the Trustee to determine the fair market value of the Trust Fund and may make a determination of Trust income or loss as of any date other than the last day of a calendar year.


                                  ARTICLE VIII

                             PARTICIPANTS' ACCOUNTS

        A. Separate Accounts. The Committee shall open and maintain a separate Account for each Participant. Each Participant's Account shall reflect the amounts allocated thereto and distributed therefrom and such other information as affects the value of such Account pursuant to this Plan. The Committee may maintain records of Accounts to the nearest whole dollar.

        B. Statement of Accounts. As soon as practicable after the end of each calendar year the Committee shall furnish to each Participant a statement of his or her Account, determined as of the end of such calendar year. Upon the discovery of any error or miscalculation in an Account, the Committee shall correct it, to the extent correction is practically feasible; provided, however, that any such statement of Account shall be considered to reflect accurately the status of the Participant's Account for all purposes under the Plan unless, subject to any longer period required by ERISA, the Participant reports a discrepancy to the Committee within six (6) months after receipt of the statement. The Committee shall have no obligation to make adjustments to an Participant's Account for any discrepancy reported to the Committee more than six (6) months after receipt of the



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

statement, or for a discrepancy caused by the Participant's error. Statements to Participants are for reporting purposes only, and no allocation, valuation or statement shall vest any right or title in any part of the Trust Fund, nor require any segregation of Trust assets, except as is specifically provided in this Plan.

        C. Accounts Which Are Not Segregated. When a Participant's services to the Company cease and distribution of benefits is not deferred, the amount of the benefit shall be based on the value of the vested portion of the Participant's Account as of the Valuation Date immediately preceding his or her termination date plus any contribution subsequently credited to such Account and less any distributions subsequently made from the Account.

        D. Segregated Accounts. Payment to a Participant shall be based on the value of the vested portion of the Participant's segregated Account at the date of distribution. The value of his or her segregated Account shall be the current fair market value, including any income or loss, of the property constituting such segregated Account.


                                   ARTICLE IX

                         PAYMENTS TO A PLAN BENEFICIARY

        A. General. Payments of vested accrued benefits to Plan Beneficiaries from the Trust Fund shall be made in accordance with the distribution event specified by the Participant in the Deferred Compensation Agreement between the Company and the Participant (the "Distribution Event"); provided, however, the Trustee shall make such payments, as directed by the Committee, to the extent the Company is not at such time Insolvent as defined in Article XI. Except as otherwise expressly provided in the Participant's Deferred Compensation Agreement, no distribution shall be made or commenced prior to the Participant's Distribution Event or a "Change of Control," whichever occurs earlier. A Participant may, at least one year prior to the Participant's specified Distribution Event, revoke such Distribution Event in favor of an alternative Distribution Event; provided that a Participant may revoke a Distribution Event once only, and provided further, that any such revocation shall not be given effect if, during the one year period after the date of such revocation, the Participant voluntarily terminates his or her services to the Company. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if any person (including a "Group" as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) acquires shares of the Company either (i) having a majority of the total number of votes that may be cast for the election of directors of the Company or (ii) possessing, directly or indirectly, the power to control the direction of management or policies of the Company; provided, however, that no Change of Control shall be deemed to occur in the event of a merger, consolidation or reorganization of the Company where the shareholders of the Company are substantially the same as before such merger, consolidation or reorganization. The Trustee shall have no responsibility to determine whether a Change in Control has occurred and shall be advised of such event by the Company.



                                      -8-
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        B. Cash Distributions. Where the distribution of all or any portion of a
Participant's Account is to be deferred in the form of cash, the Account shall continue to be held and invested in the Trust subject to revaluation as provided in Article VII.

        C. In Kind Distributions. In kind distributions shall be (i) made only in the Committee's discretion, (ii) made only in a form of investment that was held on behalf of the Participant as a segregated investment pursuant to Article XII.B in a separate investment fund pursuant to Article XII.D immediately preceding the date of distribution, (iii) limited to the amount of such investment so held, and (iv) based on the fair market value of the distributable property, as determined by the Trustee at the time of distribution.

        D. Method of Distribution. Payment to any Plan Beneficiary shall be made pursuant to the Deferred Compensation Agreement executed by the Participant, in whole or in part. A Participant may specify, at least ninety (90) days prior to the Participant's Distribution Event, whether such distribution shall be made:

                (1) In a lump sum, in cash and/or, in the Committee's discretion, in kind, or

                (2) In annual installments over a period not to exceed ten (10) years equal to 1/n of the Participant's vested accrued benefit where n is the number of installments remaining to be paid, subject to such reasonable procedures and guidelines as the Committee may establish, or

                (3) In annual installments over a period not to exceed ten (10) years, based on percentages specified by the Participant, subject to an annual minimum percentage of five percent (5%) and such other limitations as the Committee may establish.

        E. Certain Distributions. In case of any distribution to a minor or to a legally incompetent person, the Committee may (1) direct the Trustee to make the distribution to his legal representative, to a designated relative, or directly to such person for his benefit, or (2) instruct the Trustee to use the distribution directly for his support, maintenance, or education. The Trustee shall not be required to oversee the application, by any third party, of any distributions made pursuant to this Article IX.E.

        F. IRS Determination. Notwithstanding any other provisions of this Plan, if any amounts held in the Trust are found in a "determination" (within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended (the "Code")), to have been includible in the gross income of any Trust Beneficiary prior to payment of such amounts from the Trust, the Trustee shall, as soon as practicable pay such amounts to the Plan Beneficiary, as directed by the Company. For purposes of this Section, the Trustee shall be entitled to written notice from the Committee that a determination described in the preceding sentence has occurred and to receive a copy of such notice. The Trustee shall have no responsibility until so advised by the Committee.



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                                    ARTICLE X

                              HARDSHIP WITHDRAWALS

        A. General Rule. At the request of a Participant, the Committee shall authorize a withdrawal at any time of the accrued benefit attributable to the Participant's Compensation deferrals and gains or losses thereon under the Participant's Account, provided that authorization for such withdrawal and the amount thereof shall be given only on account of an unforeseeable emergency. The term "unforeseeable emergency" shall mean severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Internal Revenue Code section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but in any case, payment may not be made to the extent that such hardship is or may be relieved --

                (1) Through reimbursement or compensation by insurance or otherwise,

                (2) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

                (3) By cessation of deferrals under the Plan.

The Committee shall establish reasonable procedures and guidelines uniformly applied, to determine whether an unforeseeable emergency exists; provided, however, that no withdrawal request shall be granted if to do so could result in the inclusion of Trust Fund amounts in the gross income of Plan Beneficiaries prior to payment of such amounts from the Trust Fund because approval of such request would be inconsistent with any applicable statute, regulation, notice, ruling or other pronouncement of the Internal Revenue Service interpreting this or similar provisions.


                                   ARTICLE XI

                  TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO
                    PLAN BENEFICIARIES WHEN COMPANY INSOLVENT

        A. Company Insolvency. The Company shall be considered "Insolvent" and an "Insolvency" shall be deemed to exist for purposes of this Plan under any of the following circumstances:

                (1) The Company is unable to pay its debts as they mature, defined as having a weighted average overdue payables balance in excess of 270 days.

                (2) A receiver or trustee is appointed to take possession of all or substantially all of the assets of the Company.

                (3) There is a general assignment by the Company for the benefit of creditors.

                (4) An action or proceeding is commenced by or against the Company under any insolvency or bankruptcy act, or any other statute or regulation having as its purpose the protection of creditors, and the action or proceeding is not discharged within 60 days after the date of commencement.

        B. Plan Suspension. Notwithstanding any provision in this Plan to the contrary, if at any time while the Trust is still in existence the Company becomes Insolvent, the Trustee shall upon written notice thereof suspend the payment of all amounts from the Trust Fund and shall thereafter (i) not permit any further elective Compensation deferral contributions by the Participants and
(ii) discontinue all contributions by the Company to the Trust on behalf of the Participants. The Trustee shall hold the Trust Fund in suspense for the benefit of the Company's creditors until it receives a court order directing the disposition of the Trust Fund; provided, however, that the Trustee may deduct or continue to deduct its fees and expenses, including fees of any consultants, actuaries, accountants, legal counsel or record keepers retained by the Company or Trustee to provide services to the Trust.

        C. Notice of Insolvency. By its approval and execution of this Plan, the Company represents and agrees that its Board, the Committee, and its Chief Executive Officer, as from time to time acting, shall have the fiduciary duty and responsibility on behalf of the Company's creditors to give to the Trustee prompt written notice of the Company's Insolvency and the Trustee shall be entitled to rely thereon to the exclusion of all directions or claims to pay vested accrued benefits thereafter made. Absent such notice, the Trustee shall have no responsibility for determining whether or not the Company has become Insolvent.

        D. If after being Insolvent, the Company later becomes solvent without the entry of a court order concerning the disposition of the Trust Fund, or if any bankruptcy or insolvency proceedings referred to in Article XI.A are dismissed, the Company shall by written notice so inform the Trustee and the Trustee shall thereupon resume all its duties and responsibilities under this Plan without regard to this Article XI until and unless the Company again becomes Insolvent as such term is defined herein.

        E. If the Trustee discontinues payments from the Trust pursuant to this
Article XI and subsequently resumes payments, or removes the suspended status of the Trust, interest will be added to the Accounts of all Executives, including those Accounts from which a payment was held in suspense, for the period of discontinuance at not less than the average rate on 90-Day Treasury Bills auctioned during the period of discontinuance, to be determined and calculated by the Company. The Company will not make any other contributions to the Trust that otherwise would have been made during the period of discontinuance.

                                   ARTICLE XII

                   INVESTMENT AND ADMINISTRATION OF TRUST FUND

        A. Investments. The Trustee shall have the power:

                (1) To invest and reinvest the Trust Funds; provided, however, the Trustee may delegate this investment authority, in whole or in part, and subject to such terms and conditions and as the Trustee shall require, to the Committee or to an Investment Manager who meets the requirements under the Altera Corporation Employee Retirement and Savings Plan;

                (2) To collect and receive any and all money and other property due to the Trust Fund and to give full discharge therefore;

                (3) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust; to commence or defend suits or legal proceedings to protect any interest of the Trust; and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal;

                (4) Generally to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Trust Fund.

                Persons dealing with the Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

        B. Segregated Investments; Participant Direction Permitted. The Committee may, in its discretion, provide Participants with a list of permitted investments available for hypothetical investment and the Participant may designate, in a manner specified by the Committee, one or more investments that his or her Account will be deemed to be invested in for purposes of determining the amount of earnings to be credited to that Account. The Company may, but need not, acquire investments corresponding to those designated by the Participants hereunder, and it is not under any obligation to maintain any investment it may make. Any such investments, if made, shall be in the name of the Company (or the Trustee), and shall be an asset of the Company in which no Participant shall have any interest. For valuation and record keeping purposes, Accounts shall be segregated and shall be valued separately by the Trustee under the provisions of
Article VII.C. Valuations of such Accounts shall be made at such times as the Committee may require, but no less frequently than annually. Such Accounts may be charged with their proportionate share of any general expenses charged to the Trust or with the full share of any expense incurred directly or indirectly in connection with such Accounts.

        C. Participant Direction Subject to Committee and Trustee Approval. Neither the Committee nor the Trustee shall be under any obligation to approve or disapprove any specific investment medium. Neither the Company nor the Trustee has any liability for any losses or damage that may occur or result from
(i) the approval of or failure to approve of any specific investment medium;
(ii) the imposition of any administrative rules relating to the timing of investment elections of any sort; or (iii) any administrative delay in carrying out or failure to carry out investment elections within a specified time. The Committee or the Trustee may disapprove or refuse to carry out any investment request which in its opinion would subject the Company or the Trustee to burdensome administrative responsibilities or which the Committee determines to be inappropriate from a legal, financial or social perspective. The Trustee, in approving any investment medium or in making investments under this Plan, shall not be restricted by statutes governing the legal investment of trust funds.

        D. Separate Investment Funds - Committee May Establish Separate Funds. The Committee may, in its sole discretion, direct the Trustee to create one or more separate investment funds, having such different specific investment objectives as the Committee shall from time to time determine. The Committee shall determine and may from time to time redetermine the number of investment funds and the specific objectives of said funds and the investments or kinds of investment which shall be authorized therefor.

        E. Committee To Establish Rules. The Committee may at any time make such uniform and nondiscriminatory rules as it determines necessary regarding the administration of the directed investment option. The Committee may also develop and maintain rules governing the rights of Participants to change their investment directions and the frequency with which such changes can be made.


                                  ARTICLE XIII

                              ACCOUNTING BY TRUSTEE

        The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be done, including such specific records as shall be agreed upon in writing between the Committee and the Trustee. All such accounts, books and records shall be open to inspection and audit at all reasonable times by the Committee, the Committee's representatives or agents. Within one hundred and twenty (120) days following the close of each calendar quarter and within one hundred and twenty (120) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Committee a written account of its administration of the Trust during such quarter or during the period from the close of the last preceding quarter to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other actions effected by it, including a description of all securities and investments purchased and sold, with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such quarter or as of the date of such removal or resignation, as the case may be. The written approval of any accounting by the Committee shall be final as to all matters and transactions stated or shown therein and binding upon the Committee and all persons who then shall be or then after shall become interested in this Trust. Failure of the Committee to notify the trustee within 180 days after receipt of any accounting of its disapproval of such accounting shall be the equivalent of written approval.


                                   ARTICLE XIV

                            RESPONSIBILITY OF TRUSTEE

        The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use; provided, however, that the Trustee shall incur no liability to anyone for any action taken pursuant to a direction, request or approval given by the Committee or any Participant which is contemplated by and complies with the terms of this Trust Agreement, and to that extent the Trustee shall be relieved of the prudent person rule for investments. The Trustee may hire agents, accountants, actuaries record keepers and financial consultants. Expenses of such persons shall be deemed to be expenses of management and administration of the Trust within the meaning of
Article XV.D, below. The Trustee shall have, without exclusion, all powers conferred on Trustee by applicable law unless expressly provided otherwise herein.


                                   ARTICLE XV

                   TAXES, EXPENSES AND COMPENSATION OF TRUSTEE

        A. Company Assets. It is the intention of the Company to have the corpus and income of the Trust established hereunder treated as assets and income of the Company to be used to satisfy the Company's legal liability under the Plan in respect of all of the Participants, and the Company agrees that all income, deductions and credits of the Trust Fund belong to the Company as owner for income tax purposes and will be included on the Company's income tax returns.

        B. Taxes. The Company shall from time to time pay taxes (references in this Plan to the payment of taxes shall include interest and applicable penalties) of any and all kinds whatsoever which at any time are lawfully levied or upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes levied or assessed upon the Trust Fund are not paid by the Company or contested by the Company pursuant to the last sentence of this Article, the Trustee shall pay such taxes out of the Trust Fund, and the Company shall, upon demand by the Trustee, deposit into the Trust Fund an amount equal to the amount paid from the Trust Fund to satisfy such tax liability. If requested by the Company, the Trustee shall at the Company's expense, contest the validity of such taxes in any manner deemed appropriate by the Company or its counsel, but only if it has received an indemnity bond or other security satisfactory to it to pay any expenses of such contest. Alternatively, the Company may itself contest the validity of any such taxes, but any such contest shall not affect the Company's obligation to reimburse the Trust Fund for taxes paid from the Trust Fund.

        C. Withholding. In making payments from the Trust, the Trustee shall be liable for federal income tax withholding, and shall withhold the appropriate amount of tax, if any, as provided by applicable law and regulation, from any payment made to a Plan Beneficiary, unless the Company does not provide the Trustee with the necessary information as set forth in regulations, in which case the Company shall assume all relevant liability.

        D. Compensation; Expenses. The Trustee may be paid compensation by the Company in accordance with any written agreement for this purpose between them; provided, however, that a Trustee who is an officer, director or employee of the Company shall serve without compensation. The Trustee shall be reimbursed by the Company for its reasonable expenses of management and administration of the Trust, including reasonable compensation of any agent engaged by the Trustee to assist it in such management and administration. The Trustee shall be able to charge the Trust Fund for such compensation and for any reasonable expenses including counsel, appraisal or accounting fees, and the same may be deducted from the Trust Fund unless paid by the Company within sixty (60) days after the Company receives written billing by the Trustee; provided that this paragraph shall not apply while a dispute over the amount of such charges exists.


                                   ARTICLE XVI

                              PROTECTION OF TRUSTEE

        A. Certification. The Committee shall certify to the Trustee the name or names of any person or persons authorized to act for the Company. Until the Committee notifies the Trustee, in a similarly signed notice, that any such person is no longer authorized to act for the Company, the Trustee may continue to rely upon the authority of such person. The Trustee may rely upon any certificate, notice or direction of the Committee which the Trustee reasonably believes to have been signed by a duly authorized officer or agent of the Company. Notices to the Trustee shall be sent in writing to the Trustee, Charles Schwab & Company, ________. No communication shall be binding upon the Trust Fund or the Trustee until it is received by the Trustee and unless it is in writing and signed by an authorized person. Notices to the Company shall be sent in writing attention to the Company's principal office to the Chief Financial Officer, c/o Altera Corporation, 101 Innovation Drive, San Jose, CA 95134, or to such other address as the Company may specify. No notice shall be binding upon the Company until it is received by the Company.

        B. Legal Counsel. The Trustee may consult with any legal counsel ("Legal Counsel"), except as provided in Article XVIII.C, for the purpose of obtaining advice on topics including but not limited to the construction of this Plan, its duties hereunder, or any act which it proposes to take or omit, and shall not be liable for any action taken or omitted in good faith pursuant to such advice. Expenses of Legal Counsel shall be deemed to be expenses of management and administration of the Trust within the meaning of Article XV.D hereof.

        C. Trustee Duties. The Trustee shall discharge its duties under this Plan in a manner consistent with the objectives of this Plan. The Trustee shall not be liable for any loss sustained by the Trust Fund by reason of the purchase, retention, sale or exchange of any investment in good faith and in accordance with the provisions of this Plan. The Trustee shall have no responsibility or liability for any failure of the Company to make contributions to the Trust Fund or to pay vested accrued benefits when due. The Trustee's duties and obligations shall be limited to those expressly imposed upon it under the provisions of this Plan relating to the Trust, and the Trustee shall not have responsibility under the provisions of this Plan relating to the Plan, notwithstanding any reference to the Plan.


                                  ARTICLE XVII

                           INDEMNIFICATION OF TRUSTEE

        To the fullest extent permitted by law, the Company agrees to indemnify, to defend, and to hold harmless the Trustee against any liability whatsoever for any action taken or omitted by such Trustee in good faith in connection with this Plan or duties hereunder and for any expenses or losses for which the Trustee may become liable as a result of any such actions or non-actions unless resultant from gross negligence or willful misconduct.


                                  ARTICLE XVIII

              RESIGNATION AND REMOVAL OF TRUSTEE AND LEGAL COUNSEL

        A. Resignation. The Trustee may resign upon thirty (30) days' prior written notice to the Company, except that any such resignation shall not be effective until a successor trustee has been appointed, and such successor has accepted the appointment in writing, but in any event no later that 90 days after such resignation. The Company shall condition its acceptance of such successor on the obtaining from such successor of a written statement that the successor has read the Trust Agreement and understands its obligations thereunder.

        B. Removal. The Company may remove the Trustee upon thirty (30) days' prior written notice to the Trustee. Any such removal shall not be effective until the close of such notice period and delivery by the Company to the Trustee of (i) an instrument in writing appointing a successor trustee, (ii) an acceptance of such appointment in writing executed by such successor, and (iii) a written statement by such proposed successor that the successor has read the Trust Agreement and understands its obligations thereunder.

        C. Successor Trustee. Upon the resignation or removal of the Trustee and appointment of a successor, the Trustee shall transfer and deliver the Trust Fund to such successor. Following the effective date of the appointment of the successor, the Trustee's responsibility hereunder shall be limited to managing the assets in its possession, transferring such assets to the successor and settling its final account. Neither the Trustee nor the successor shall be liable for the acts of the other. All of the provisions set forth herein with respect to the Trustee shall relate to each successor with the same force and effect as if such successor had been originally named as the Trustee hereunder.


                                   ARTICLE XIX

                 DURATION AND TERMINATION OF TRUST AND AMENDMENT

        A. Irrevocable. The Trust is hereby declared to be irrevocable and shall continue until all vested accrued benefits have been paid.

        B. Termination of Trust. If this Trust terminates under the provisions of Article XIX.A, the Trustee shall liquidate the Trust Fund and, after its final accounting has been settled, shall distribute to the Company the net balance of any assets of the Trust Fund remaining after all vested accrued benefits and administration expenses have been paid. Upon making such distribution, the Trustee shall be relieved from all further liability.

        C. Plan Amendment. This Plan may be amended, or the Plan terminated or suspended, by an instrument in writing executed on behalf of the Company by the Committee, or a duly appointed representative of the Board of Directors and delivered to the Trustee, provided, however, that (i) no amendment will be made to this Plan which will cause this Plan, the Trust or the assets of the Trust Fund to be governed by or subject to Part 2, 3 or 4 of Title I of ERISA, (ii) no such amendment shall adversely affect any Plan Beneficiary's accrued benefit,
(iii) no such amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing, (iv) no such amendment which would cause the Trust to be other than a "grantor trust," or have contributions to the Trust by the Company, or income and gains of the Trust Fund, constitute a taxable event to the Trust or to the Executives, and (v) no such amendment shall cause the vested accrued benefit paid to Plan Beneficiaries from the Trust Fund to become nondeductible to the Company in the year of payment.

                                   ARTICLE XX

                                  MISCELLANEOUS

        A. California Law. This Plan and the Trust hereby created shall be construed and regulated by the laws of the State of California.

        B. Headings. The headings of sections in this Plan are used herein for convenience of reference only and in case of any conflict the text of this Plan shall control.

        C. Successorship. This Plan shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise, and any subsequent successor thereto; and any such successor shall be deemed to be the "Company" under this Plan. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee with the information specified in Article XVI.A of this Plan. In no event shall any such transaction described herein suspend or delay the rights of Trust Beneficiaries to receive their vested accrued benefits hereunder.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                            CHARLES SCHWAB & COMPANY
ALTERA CORPORATION                          TRUSTEE


By: /s/ Nathan M. Sarkisian                 /s/ illegible
   ---------------------------------        ---------------------------------
(Title) CFO


Date: 9/9/97                                Date: 9/25/97
     -------------------------------             ----------------------------

                               ALTERA CORPORATION
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                         DEFERRED COMPENSATION AGREEMENT


1. I ACKNOWLEDGE THAT THE TERMS AND CONDITIONS OF THE ALTERA CORPORATION NONQUALIFIED DEFERRED COMPENSATION PLAN ("PLAN") HAVE BEEN EXPLAINED TO ME, INCLUDING THE TAX CONSEQUENCES OF MY DECISION TO PARTICIPATE IN THE PLAN.

2. I AGREE TO DEFER ALL OR A PORTION OF MY CURRENT INCOME, AND TO HAVE THAT INCOME PAID TO ME AT A LATER DATE PURSUANT TO THE TERMS AND CONDITIONS OF THE PLAN, WHICH IS INCORPORATED BY REFERENCE, IN ITS ENTIRETY, IN THIS AGREEMENT. NOTE: ACTUAL BENEFITS PAYABLE UNDER THE PLAN MAY BE GREATER OR LESS THAN AMOUNTS DEFERRED DEPENDING ON THE EARNINGS OR LOSSES THAT ARE CREDITED TO THE PARTICIPANT'S ACCOUNT IN ACCORDANCE WITH THE PLAN.

3. I ACKNOWLEDGE THAT UNDER THE TERMS OF THE PLAN, NO PAYMENTS CAN BE MADE IN THE EVENT ALTERA CORPORATION IS INSOLVENT (AS DEFINED IN THE PLAN).

4. I UNDERSTAND THAT THIS AGREEMENT IS NOT AN EMPLOYMENT AGREEMENT, DOES NOT GUARANTEE THAT I WILL RECEIVE ANY PREDETERMINED AMOUNT OF COMPENSATION, AND DOES NOT GUARANTEE THAT I WILL RECEIVE ANY BONUS.

5. I UNDERSTAND THAT ANY INCOME I DEFER WILL BE HELD AS AN ASSET OF ALTERA CORPORATION AND WILL REMAIN SUBJECT TO THE CLAIMS OF THE GENERAL CREDITORS OF ALTERA CORPORATION.

6. I UNDERSTAND THAT THE RETIREMENT PLANS COMMITTEE HAS THE SOLE DISCRETIONARY AUTHORITY TO ADMINISTER THE INVESTMENT OF FUNDS DEFERRED UNDER THE PLAN AND TO REVIEW FROM TIME TO TIME SUCH INVESTMENTS CONSISTENT WITH PROPER PLAN ADMINISTRATION.

7. I UNDERSTAND THAT ALL APPLICABLE TAXES AND ANY ELECTIVE DEFERRALS (e.g., ESPP, 401(k), MEDICAL INSURANCE PREMIUMS, ETC.) WILL BE DEDUCTED FROM MY PAYCHECK (SALARY AND ANY BONUS) PRIOR TO DEFERRALS BEING MADE TO THE PLAN. THEREFORE, I UNDERSTAND THAT THE PERCENTAGE OF GROSS SALARY AND BONUS I ELECT TO DEFER MAY NOT EXCEED THE AMOUNT THAT IS NECESSARY TO MAKE ALL SUCH DEDUCTIONS.

A.      ELECTION TO DEFER COMPENSATION


        1.      Please choose one of the following with respect to salary:

                _____ I elect to defer ______ % (not to exceed 65%) of gross salary; or

                _____ I elect to defer 100% of my salary after all applicable payroll deductions have been made; I understand that I may not participate in the 401(k) Plan.

        2. Please choose one of the following with respect to any future bonus:

                _____ I elect to defer ______ % (not to exceed 80%) of any future bonus; or

                _____ I elect to defer 100% of any future bonus after all applicable payroll deductions have been made; I understand that I may not participate in the 401(k) Plan.

        3. Please choose one of the following with respect to any incentive payments:

                _____ I elect to defer ______ % (not to exceed 65%) of any incentive payments; or

                _____ I elect to defer 100% of any incentive payments after all applicable payroll deductions have been made; I understand that I may not participate in the 401(k) Plan.


I understand that I may only contribute up to 65% of my gross salary and any incentive payments and up to 80% of any future bonus if I also participate in the 401(k) Plan. If I elect to defer 100% of my salary, any future bonus, or any incentive payment (after all applicable payroll deductions have been made), I understand that I may not participate in the 401(k) Plan. If I later decide to participate in the 401(k) Plan, I understand that my deferrals to the Plan will be reduced to 0% for the remainder of the year.

I understand that I may discontinue deferral of future Compensation at any time during the year, but that I may make no other change in the Agreement until the beginning of the calendar year after I have notified Altera Corporation in writing of the change I desire. I also understand that if I discontinue deferral of future Compensation during the year, I cannot restart deferral until the beginning of the succeeding calendar year.

I understand that under the terms of the Plan I may, under certain circumstances, elect to make changes to the (a) Distribution Event (one-time only), (b) method of payment, (c) distribution at death and (d) designation of beneficiary, but at this time I am not electing to make any such changes.


                                            Agreed:
--------------------------------
(Signature)
                                            ALTERA CORPORATION
--------------------------------
(Print Name)                                By:
                                               ---------------------------------
--------------------------------
(Social Security Number)

                               ALTERA CORPORATION
                     NONQUALIFIED DEFERRED COMPENSATION PLAN
                         DEFERRED COMPENSATION AGREEMENT

1. I ACKNOWLEDGE THAT THE TERMS AND CONDITIONS OF THE ALTERA CORPORATION NONQUALIFIED DEFERRED COMPENSATION PLAN ("PLAN") HAVE BEEN EXPLAINED TO ME, INCLUDING THE TAX CONSEQUENCES OF MY DECISION TO PARTICIPATE IN THE PLAN.

2. I AGREE TO DEFER ALL OR A PORTION OF MY CURRENT INCOME, AND TO HAVE THAT INCOME PAID TO ME AT A LATER DATE PURSUANT TO THE TERMS AND CONDITIONS OF THE PLAN, WHICH IS INCORPORATED BY REFERENCE, IN ITS ENTIRETY, IN THIS AGREEMENT. NOTE: ACTUAL BENEFITS PAYABLE UNDER THE PLAN MAY BE GREATER OR LESS THAN AMOUNTS DEFERRED DEPENDING ON THE EARNINGS OR LOSSES THAT ARE CREDITED TO THE PARTICIPANT'S ACCOUNT IN ACCORDANCE WITH THE PLAN.

3. I ACKNOWLEDGE THAT UNDER THE TERMS OF THE PLAN, NO PAYMENTS CAN BE MADE IN THE EVENT ALTERA CORPORATION IS INSOLVENT (AS DEFINED IN THE PLAN).

4. I UNDERSTAND THAT THIS AGREEMENT IS NOT AN EMPLOYMENT AGREEMENT, DOES NOT GUARANTEE THAT I WILL RECEIVE ANY PREDETERMINED AMOUNT OF COMPENSATION, AND DOES NOT GUARANTEE THAT I WILL RECEIVE ANY BONUS.

5. I UNDERSTAND THAT ANY INCOME I DEFER WILL BE HELD AS AN ASSET OF ALTERA CORPORATION AND WILL REMAIN SUBJECT TO THE CLAIMS OF THE GENERAL CREDITORS OF ALTERA CORPORATION.

6. I UNDERSTAND THAT THE RETIREMENT PLANS COMMITTEE HAS THE SOLE DISCRETIONARY AUTHORITY TO ADMINISTER THE INVESTMENT OF FUNDS DEFERRED UNDER THE PLAN AND TO REVIEW FROM TIME TO TIME SUCH INVESTMENTS CONSISTENT WITH PROPER PLAN ADMINISTRATION.

7. I UNDERSTAND THAT ALL APPLICABLE TAXES AND ANY ELECTIVE DEFERRALS (E.G., ESPP, 401(k), MEDICAL INSURANCE PREMIUMS, ETC.) WILL BE DEDUCTED FROM MY PAYCHECK (SALARY AND ANY BONUS) PRIOR TO DEFERRALS BEING MADE TO THE PLAN. THEREFORE, I UNDERSTAND THAT THE PERCENTAGE OF GROSS SALARY AND BONUS I ELECT TO DEFER MAY NOT EXCEED THE AMOUNT THAT IS NECESSARY TO MAKE ALL SUCH DEDUCTIONS.

A.      ELECTION TO DEFER COMPENSATION


        1.      Please choose one of the following with respect to salary:

                _____ I elect to defer ______ % (not to exceed 65%) of gross salary; or

                _____ I elect to defer 100% of my salary after all applicable payroll deductions have been made; I understand that I may not participate in the 401(k) Plan.

        2. Please choose one of the following with respect to any future bonus:

                _____ I elect to defer ______ % (not to exceed 80%) of any future bonus; or

                _____ I elect to defer 100% of any future bonus after all applicable payroll deductions have been made; I understand that I may not participate in the 401(k) Plan.

        3. Please choose one of the following with respect to any incentive payments:

                _____ I elect to defer ______ % (not to exceed 65%) of any incentive payments; or

                _____ I elect to defer 100% of any incentive payments after all applicable payroll deductions have been made; I understand that I may not participate in the 401(k) Plan.


I understand that I may only contribute up to 65% of my gross salary and any incentive payments and up to 80% of any future bonus if I also participate in the 401(k) Plan. If I elect to defer 100% of my salary, any future bonus, or any incentive payment (after all applicable payroll deductions have been made), I understand that I may not participate in the 401(k) Plan. If I later decide to participate in the 401(k) Plan, I understand that my deferrals to the Plan will be reduced to 0% for the remainder of the year.

I understand that I may discontinue deferral of future Compensation at any time during the year, but that I may make no other change in the Agreement until the beginning of the calendar year after I have notified Altera Corporation in writing of the change I desire. I also understand that if I discontinue deferral of future Compensation during the year, I cannot restart deferral until the beginning of the succeeding calendar year.

B.      DISTRIBUTION - ONLY TO BE COMPLETED BY FIRST YEAR PARTICIPANTS

I understand that all vested amounts held for my benefit under the Plan shall begin to be distributed upon the occurrence of a "Distribution Event" (described below), subject to earlier distribution upon a change of control or unforeseen emergency as described in the Plan.

        Distribution of vested amounts held for my benefit under the Plan should commence pursuant to the following choice (select one):

                _____ Specific date or age (not to exceed 70), without regard to termination of employment; OR

                _____ Earlier of (i) __________ specific date or age (not to exceed 70), or (ii) termination of employment; OR

                _____ Termination of employment.

I understand that actual payout of assets starts within 105 days after the end of the calendar year in which my specified Distribution Event occurs. I understand further that I may not make further deferrals to the Plan while I am receiving a distribution of benefits from the Plan.

I understand that the Distribution Event specified above may be changed only ONCE during the course of my Plan participation and in addition, (i) may only be changed at least one year prior to the originally specified Distribution Event, and (ii) if I choose a later date or age, such age or date must be at least three years later than the original date or age; provided, however, that no such change shall be given effect if I voluntarily terminate my services to the Company during the one-year period after such change.

C. METHOD OF PAYMENT (ONE METHOD MUST BE CHECKED IN ORDER FOR THIS TO BE A VALID AGREEMENT)

I elect that the payment of all vested amounts due me under this Agreement and the Plan shall be made in the following manner:

        _____   One single lump sum payment.

        _____ Annual installments equal to 1/n of the assets on deposit in the trust credited to my account, where n is the number of installments remaining to be paid. I hereby elect _____ annual payments (not to exceed 10 years), upon my elected Distribution Event.

        _____ Annual installments equal to a specified % of the vested assets credited to my account under the Trust. I hereby elect _____ annual payments (not to exceed 10 years). Please indicate the installment % by year in the space provided below. NOTE:
                Installment percentages must be in 5% increments and are subject to a 5% minimum percentage:

                      Year                 %
                      ----               -----

                        1                ______
                        2                ______

                        3                ______
                        4                ______
                        5                ______
                        6                ______
                        7                ______
                        8                ______
                        9                ______
                       10                ______

I understand that my elected method of distribution can be changed up to 90 days prior to the Distribution Event specified above; provided, however, that no such change shall be given effect if I voluntarily terminate my services to the Company during the 90-day period after such change.

I understand further that my elected method of distribution may be modified by Altera Corporation at any time prior to my termination of employment, provided that any such modification that impairs my rights under this Agreement and the Plan shall be subject to my consent.

D.      SPECIAL ELECTION FOR DISTRIBUTION AT DEATH

By checking the box below, I can elect a lump sum payment of the remainder of my interest under the Plan in the event I should die before all amounts payable to me under the Plan have been paid, notwithstanding my elections under B and C above.

[ ]     I hereby elect a lump sum distribution at death.

[ ] Annual installments equal to 1/n of the assets on deposit in the trust credited to my account, where n is the number of installments remaining to be paid. I hereby elect _____ annual payments (not to exceed 10 years) at death. NOTE: If no box is checked, distribution at death will occur in accordance with your elections under B and C above.

[ ] Annual installments equal to a specified % of the vested assets credited to my account under the Trust. I hereby elect _____ annual payments (not to exceed 10 years) at death. Please indicate the installment % by year in the space provided below. NOTE: Installment percentages must be in 5% increments and are subject to a 5% minimum percentage.

                       Year                %
                       ----              ------
                        1                ______
                        2                ______
                        3                ______
                        4                ______
                        5                ______
                        6                ______
                        7                ______
                        8                ______
                        9                ______
                       10                ______

E.      DESIGNATED BENEFICIARY

I designate the following beneficiary to receive the remainder of my interest under the Plan in the event that I should die before all amounts payable to me under the Plan have been paid. I understand that I may change this Designated Beneficiary at any time on written notice to Altera.

_____ Please follow the Beneficiary Election on file for the Altera Corporation Employee Retirement and Savings Plan.

                                       OR

_____   Name(s) and Relationship:_______________________________________________
        ________________________________________________________________________
        ________________________________________________________________________

The foregoing Election is voluntarily made by me after reviewing the terms of the Plan and with knowledge that this Election is irrevocable until changed in accordance with the terms of the Plan.


                                            Agreed:
---------------------------------
(Signature)
                                            ALTERA CORPORATION
---------------------------------
(Print Name)
                                            By
                                               ---------------------------------
---------------------------------
(Social Security Number)

---------------------------------           ------------------------------------
(Date)                                                    (Date)